UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2015

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1550
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On August 5, 2015, Associated Estates Realty Corporation, (“Associated Estates”) held a special meeting of shareholders (the “Special Meeting”). In respect of the Special Meeting, Associated Estates filed a Definitive Proxy Statement with the SEC on June 15, 2015.

As of the close of business on June 22, 2015, the record date for the Special Meeting, 58,021,078 Associated Estates common shares were outstanding and entitled to vote at the Special Meeting. A quorum of 48,027,428 Associated Estates common shares were represented in person or by proxy at the Special Meeting. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set forth below.

1. Proposal to adopt the Merger Agreement, pursuant to which Associated Estates merged with Merger Sub (the “Merger”). The proposal to adopt the Merger Agreement received the affirmative vote of approximately 82.3% of the Associated Estates common shares outstanding and entitled to vote at the Special Meeting.

For	Against	Abstain
47,763,882	221,667	41,879
2. Proposal to approve, on a non-binding advisory basis, the compensation to be paid to the Associated Estates’ named executive officers that is based on or otherwise relates to the Merger. The proposal to approve the compensation to be paid to the Associated Estates’ named executive officers in connection with the Merger received the affirmative vote of approximately 43.9% of the votes cast.

For	Against	Abstain
21,067,482	26,737,223	222,723
3. A proposal to adjourn the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement. The proposal to adjourn the Special Meeting, if necessary, received the affirmative vote of approximately 92.0% of the votes cast. The Special Meeting did not require adjournment.

For	Against	Abstain
44,180,378	3,805,148	41,902
ITEM 8.01. OTHER EVENTS.

On August 5, 2015, Associated Estates issued a press release announcing the results of the shareholder vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information contained in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing made by Associated Estates under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release, dated August 5, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

Date: August 5, 2015	/s/ Lou Fatica
Lou Fatica, Senior Vice President,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 5, 2015.

4